Exhibit 10.3.2


                              AMENDATORY AGREEMENT

AMENDATORY AGREEMENT made as of May 3, 2007 among (i) EAGLE BULK SHIPPING INC., a Marshall Islands corporation (the "Borrower"), (ii) the Marshall Islands limited liability companies identified as Guarantors on the signature page hereof (collectively, the "Guarantors"), and (iii) THE ROYAL BANK OF SCOTLAND PLC, as Lender (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Second Amended and Restated Credit Agreement dated as of November 1, 2006 as supplemented by Supplements Nos. 1 through 5 (as so supplemented, the "Credit Agreement") made among the Borrower, the Guarantors and the Lender, the Lender agreed to make available a reducing revolving credit facility in the initial aggregate principal amount of up to $500,000,000 to the Borrower upon the terms and conditions set forth therein; and

         WHEREAS, the parties desire to amend certain provisions of the Credit Agreement, in each case as herein provided;

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. Representations and Warranties. Each of the Borrower and Guarantors hereby represent and warrant to the Lender that:

         (a) All of the representations and warranties contained in Article IV of the Credit Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof.

         (b) No Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is continuing on the date hereof.

         (c) This Amendatory Agreement has been duly authorized by all necessary and proper corporate action and constitutes a valid, legal and binding obligation or agreement of each of the Borrower and the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally.

         2. Amendments. With effect from the date on which each of the conditions precedent set forth in Section 3 hereof shall have been satisfied (or waived in writing by the Lender):

         (a) The definition of "Commitment" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                   "Commitment" means $500,000,000 as such amount may be (i) reduced from time to time pursuant to Sections 2.05, 2.10, 2.11 or 8.01, or (ii) increased from time to time by Incremental Commitments pursuant to Section 2.14."

         (b) Section 1.01 of the Credit Agreement is amended by inserting in the appropriate alphabetical order the following new definitions

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                 "Incremental Commitment" shall mean any commitment by the
         Lender pursuant to Section 2.14, as agreed to by the Lender in the respective Incremental Commitment Agreement; it being understood, however, that on each date upon which an Incremental Commitment becomes effective, such Incremental Commitment shall be added to (and thereafter become a part of) the Lender's Commitment for all purposes of this Agreement as contemplated by Section 2.14.

                 "Incremental Commitment Agreement" shall mean an agreement substantially in the form of Exhibit L executed pursuant to Section 2.14.

                 "Incremental Commitment Request Requirements" shall mean, with respect to any request for an Incremental Commitment made pursuant to
         Section 2.14, the satisfaction of each of the following conditions on the date of such request: (i) no Default or Event of Default then exists or would result therefrom, and (ii) all of the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                 "Incremental Commitment Date" shall have the meaning provided in Section 2.14(b).

                 "Incremental Commitment Requirements" shall mean, with respect to any provision of an Incremental Commitment on a given Incremental Commitment Date (as defined in Section 2.14(b)), the satisfaction of each of the following conditions on or prior to the effective date of the respective Incremental Commitment Agreement: (i) no Default or Event of Default then exists or would result therefrom, (ii) all of the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (iii) the delivery by the Borrower to the Lender of a certificate executed by an officer of the Borrower and certifying as to compliance with preceding clauses
         (i) and (ii), (iv) the delivery by the Borrower of a new Note in the amount of the Lender's Commitment after giving effect to such Incremental Commitment, (v) the delivery by the Borrower to the Lender of opinions, in form and substance reasonably satisfactory to the Lender, from counsel to the Borrower and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Lender on the Effective Date pursuant to Section 3.01 as may be reasonably requested by the Lender, and such other matters incident to the transactions contemplated thereby as the Lender may reasonably request, (vi) the delivery by the Borrower to the Lender of such other officers' certificates and evidence of good standing as the Lender shall reasonably request, and (vii) the completion by the Borrower of such other actions as the Lender may reasonably request in connection with such Incremental Commitment."

         (c) The preamble of Section 2.01 of the Credit Agreement is amended by deleting the words "an aggregate principal amount of $500,000,000" and inserting "the Commitment" so that the preamble reads in its entirety as follows:

                 "SECTION 2.01. The Commitment. The Lender agrees, on the terms and conditions hereinafter set forth, to make available advances (each an "Advance") to the Borrower from time to time on any Business Day during the period from the Effective Date until the Commitment Termination Date (the "Commitment Period") in an aggregate amount not to exceed at any time the Commitment as follows:"

         (d) Section 2.05(a) of the Credit Agreement is amended by inserting to read in its entirety as follows:

                 "(a) On each Scheduled Commitment Reduction Date prior to the Commitment Termination Date, the Lender's Commitment shall be reduced by an amount equal to the sum of (i) $28,750,000 plus (ii) 5.75% of each Incremental Commitment, and the Lender's Commitment shall be reduced to nil on the Commitment Termination Date."

         (e) Article II of the Credit Agreement is amended by inserting the following new Section 2.14:

                   "SECTION 2.14 Incremental Commitments. (a) So long as the Incremental Commitment Request Requirements are satisfied at the time of the delivery of the request, the Borrower may request at any time and from time to time after the Effective Date and prior to the Commitment Termination Date, that the Lender provide an Incremental Commitment and, subject to the applicable terms and conditions contained in this Agreement, make Advances pursuant thereto; it being understood and agreed, however, that (i) the Lender shall not be obligated to provide an Incremental Commitment as a result of any such request by the Borrower, and until such time, if any, as the Lender has agreed in its sole discretion to provide an Incremental Commitment and executed and delivered an Incremental Commitment Agreement in respect thereof as provided in Section 2.14(b), the Lender shall not be obligated to fund any Advances in excess of the Commitment as in effect prior to giving effect to such Incremental Commitment provided pursuant to Section 2.14(b) below, (ii) each provision of an Incremental Commitment on a given date pursuant to Section 2.14(b) below shall be in a minimum amount of at least $25,000,000 and in integral multiples of $25,000,000 in excess thereof, (iv) the aggregate amount of all Incremental Commitments provided pursuant to
         Section 2.14(b) below, shall not exceed $250,000,000, and (v) all Advances made pursuant to Incremental Commitments (and all interest, fees and other amounts payable thereon) shall be obligations under this Agreement and the other applicable Loan Documents.

                   "(b) At the time of the provision of an Incremental Commitment pursuant to this Section 2.14, the Borrower and the Lender shall execute and deliver an Incremental Commitment Agreement, with the effectiveness of such Incremental Commitment to occur on the date (the "Incremental Commitment Date") set forth in such Incremental Commitment Agreement, which date in any event shall be no earlier than the date on which (w) all fees required to be paid in connection therewith at the time of such effectiveness shall have been paid (including, without limitation, any agreed upon up-front or arrangement fees owing to the Lender, (x) all Incremental Commitment Requirements are satisfied, (y) all other conditions set forth in this
         Section 2.14(b) shall have been satisfied, and (z) all other conditions precedent that may be set forth in such Incremental Commitment Agreement shall have been satisfied. The Lender's Commitment under, and for all purposes of, this Agreement shall be increased by the amount of such Incremental Commitment on the Incremental Commitment Date for such Incremental Commitment."

         (f) Exhibit E (Form of Mortgage) to the Credit Agreement is hereby replaced by the form of Exhibit E attached hereto.

         (g) The Credit Agreement is amended by adding Exhibit L attached hereto as an exhibit thereto.

         (h) Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the "Credit Agreement" in any of the other Loan Documents, shall mean and refer to the Credit Agreement as amended hereby.

         (i) Each reference in any of the Loan Documents to "Note" shall mean and refer to the Note executed and delivered by the Borrower pursuant to
Section 3.01(a)(viii) of the Credit Agreement and any other Note executed and delivered by the Borrower hereafter pursuant to Section 2.14 of the Credit Agreement as amended by this Amendatory Agreement.

         3. Conditions Precedent. The conditions precedent referred to in
Section 2 hereof are that the Lender shall have received each of the following in form and substance satisfactory to the Lender on or before May 31, 2007:

         (a) certified copies of the resolutions of the board of directors of the Borrower approving (for itself and as sole member of each Guarantor) this Amendatory Agreement and each other document contemplated hereby to which the Borrower or any Guarantor is or is to be a party, and of all documents evidencing other necessary corporate or company action and governmental approvals of each such party, if any, with respect to this Amendatory Agreement and other documents to which it is or is to be a party;

         (b) a certificate of an officer of the Borrower (for itself and as sole member of each Guarantor), dated as of a current date (the statements made in such certificate shall be true on and as of such date), certifying as to (A) the absence of any amendments to the articles of incorporation and by-laws, or certificate of formation and limited liability company agreement of the Borrower and each Guarantor previously certified to the Lender pursuant to Sections 3.01(a)(iii), 3.02(c)(ii) or 3.03(c)(ii), above, (B) the due incorporation or formation, as the case may be, and good standing of each Obligor, as a corporation or limited liability company formed under the laws of the Republic of The Marshall Islands and the absence of any proceeding for the dissolution or liquidation of such Obligor, (C) the veracity of the representations and warranties of the Borrower and each Guarantor contained in this Amendatory Agreement mutatis mutandis on and as of such date, unless such representation or warranty shall expressly relate to a different date, and (D) the absence of any Default or Event of Default;

         (c) an amendment to the Mortgage relating to each Vessel subject to a Mortgage (as such terms are defined in the Credit Agreement) as of the date of this Amendatory Agreement, duly executed by the relevant Guarantor so secure the Incremental Commitments contemplated hereby;

         (d) a Certificate of Ownership and Encumbrance issued by the maritime administrator for the Marshall Islands (or other relevant authority) stating that each of the Vessels referred to in the preceding clause (c) is owned by the relevant Guarantor and that there are on record no Liens (as such term is defined in the Credit Agreement) on such Vessel except the relevant Mortgage as amended in accordance herewith; and

         (e) a favorable opinion of Messrs. Seward & Kissel LLP, counsel for the Borrower and each Guarantors, in respect of this Amendatory Agreement, the Mortgage amendments referred to in the preceding clause (c), and as to such other matters as the Lender may reasonably request addressed to the Lender in form and substance satisfactory to the Lender.

         4. Execution in Counterparts. This Amendatory Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         5. Costs and Expenses. The Borrower agrees that the provisions of
Section 9.04(a) (Costs; Expenses) shall apply to this Amendatory Agreement.

         6. Law. This Amendatory Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives thereunto duly authorized as of the date first above written.

EAGLE BULK SHIPPING INC.                    CARDINAL SHIPPING LLC
                                            CONDOR SHIPPING LLC
                                            CRESTED EAGLE SHIPPING LLC
                                            CROWNED EAGLE SHIPPING LLC
By: /s/ Sophocles Zoullas                   FALCON SHIPPING LLC
    ---------------------
Name:  Sophocles Zoullas                    GOLDEN EAGLE SHIPPING LLC
Title: Chief Executive Officer              GRIFFON SHIPPING LLC
                                            HARRIER SHIPPING LLC
                                            HAWK SHIPPING LLC
                                            HERON SHIPPING LLC
                                            IMPERIAL EAGLE
                                            SHIPPING LLC JAEGER
                                            SHIPPING LLC KESTREL
                                            SHIPPING LLC KITE
                                            SHIPPING LLC MERLIN
                                            SHIPPING LLC OSPREY
                                            SHIPPING LLC
                                            PEREGRINE SHIPPING
                                            LLC SHIKRA SHIPPING
                                            LLC SHRIKE SHIPPING
                                            LLC SPARROW SHIPPING
                                            LLC TERN SHIPPING LLC
                                            By: Eagle Bulk Shipping Inc., as
                                            sole member


                                            By: /s/ Sophocles Zoullas
                                                ------------------------------
                                            Name:  Sophocles Zoullas
                                            Title: Chief Executive Officer

                                            THE ROYAL BANK OF SCOTLAND PLC


                                            By:  /s/ Colin Manchester
                                                 -----------------------------
                                            Name:  Colin Manchester
                                            Title: Senior Director, Americas
                                                     Nordic Region